July 29, 2013
Summary Prospectus
BlackRock Allocation Target Shares |  BATS: Series S Portfolio
►	Series S Portfolio
BRASX
Before you invest, you may want to review the Fund’s prospectus, which contains more information about the Fund and its risks. You can find the Fund’s prospectus (including amendments and supplements) and other information about the Fund, including the Fund’s statement of additional information and shareholder report, online at http://www.blackrock.com/prospectus. You can also get this information at no cost by calling (800) 441-7762 or by sending an e-mail request to prospectus.request@blackrock.com, or from your financial professional. The Fund’s prospectus and statement of additional information, both dated July 29, 2013, as amended and supplemented from time to time, are incorporated by reference into (legally made a part of) this Summary Prospectus.
This Summary Prospectus contains information you should know before investing, including information about risks. Please read it before you invest and keep it for future reference.
The Securities and Exchange Commission has not approved or disapproved these securities or passed upon the adequacy of this Summary Prospectus. Any representation to the contrary is a criminal offense.
Not FDIC Insured • May Lose Value • No Bank Guarantee

Summary Prospectus

Key Facts About BATS: Series S Portfolio
Investment Objective

The investment objective of the BATS: Series S Portfolio (the “Fund”) is to seek to maximize total return, consistent with income generation and prudent investment management.
Fees and Expenses of the Fund

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.
Shareholder Fees (Fees paid directly from your investment)		BATS: Series S Portfolio Shares
Maximum Sales Charge (Load) Imposed on Purchases (as percentage of offering price)		None
Maximum Deferred Sales Charge (Load) (as percentage of offering price or redemption proceeds, whichever is lower)		None
Annual Fund Operating Expenses (Expenses that you pay each year as a percentage of the value of your investment)		BATS: Series S Portfolio Shares
Management Fee		None
Distribution and/or Service (12b-1) Fees		None
Other Expenses		0.35%
Interest Expense	0.14%
Miscellaneous Other Expenses	0.21%
Total Annual Fund Operating Expenses		0.35%
Fee Waivers and/or Expense Reimbursements[1]		(0.21)%
Total Annual Fund Operating Expenses After Fee Waivers and/or Expense Reimbursements[1]		0.14% [2]

[1]	As described in the “Management of the Funds” section of the Fund’s prospectus on page 37, pursuant to the management agreement between BlackRock and BlackRock Allocation Target Shares, on behalf of the Fund, BlackRock has contractually agreed to waive all fees and pay or reimburse all fees and expenses of the Fund, except extraordinary expenses. Extraordinary expenses may include Dividend Expense, Interest Expense, Acquired Fund Fees and Expenses and certain other Fund expenses.
[2]	You should also be aware that the Fund is an investment option for certain “wrap-fee” or other separately managed account program clients for which BlackRock Investment Management, LLC or certain of its affiliates (individually or collectively referred to as “BIM LLC”) receives compensation pursuant to an investment management agreement. Wrap-fee program participants pay a “wrap-fee” to the sponsor of the program which typically covers investment advice and transaction costs on trades executed with the sponsor or a designated broker-dealer. You should read carefully the wrap-fee or other program brochure provided to you by your program sponsor or investment adviser. The brochure is required to include information about the fees charged to you and, in case of a wrap-fee program, the fees paid by the sponsor to BIM LLC.
Example:
This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:
	1 Year	3 Years	5 Years	10 Years
BATS: Series S Portfolio Shares	$14	$45	$79	$179

Portfolio Turnover:
The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover may indicate higher transaction costs and may result in higher taxes when shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 123% of the average value of its portfolio.

Principal Investment Strategies of the Fund

In pursuit of the investment objective, the Fund will principally invest in the following securities:
■	commercial and residential mortgage-backed securities;
■	obligations of non-U.S. governments and supra-national organizations, such as the World Bank, which are chartered to promote economic development;
■	obligations of domestic and non-U.S. corporations;
■	asset-backed securities;
■	collateralized mortgage obligations;
■	U.S. Treasury and agency securities;
■	when-issued and delayed delivery securities;
■	derivatives;
■	cash equivalent investments;
■	repurchase agreements and reverse repurchase agreements; and
■	dollar rolls.
The management team evaluates sectors of the bond market and individual securities within these sectors.The management team may, when consistent with the Fund’s investment objective, buy or sell options or futures on a security or an index of securities, or enter into interest rate of foreign currency transactions, including swaps (collectively, commonly known as derivatives).
The Fund may only buy securities that are rated investment grade at the time of purchase by at least one major rating agency or, if unrated, determined by the management team to be of similar quality.
The Fund generally targets a duration that is within +/- 20% of the duration of the BofA Merrill Lynch 1-3 Year Treasury Index.
The Fund is classified as non-diversified under the Investment Company Act of 1940, as amended (the “Investment Company Act”).
Principal Risks of Investing in the Funds

Risk is inherent in all investing. The value of your investment in the Fund, as well as the amount of return you receive on your investment, may fluctuate significantly from day to day and over time. You may lose part or all of your investment in the Fund or your investment may not perform as well as other similar investments. The following is a summary description of principal risks of investing in the Fund.
■	Credit Risk — Credit risk refers to the possibility that the issuer of a security will not be able to make payments of interest and principal when due. Changes in an issuer’s credit rating or the market’s perception of an issuer’s creditworthiness may also affect the value of the Fund’s investment in that issuer.
■	Derivatives Risk — The Fund’s use of derivatives may reduce the Fund’s returns and/or increase volatility. Volatility is defined as the characteristic of a security, an index or a market to fluctuate significantly in price within a short time period. A risk of the Fund’s use of derivatives is that the fluctuations in their values may not correlate perfectly with the overall securities markets. Derivatives are also subject to counterparty risk, which is the risk that the other party in the transaction will not fulfill its contractual obligation. The possible lack of a liquid secondary market for derivatives and the resulting inability of the Fund to sell or otherwise close a derivatives position could expose the Fund to losses and could make derivatives more difficult for the Fund to value accurately. Valuation may be more difficult in times of market turmoil since many investors and money makers may be reluctant to purchase complex instruments or quote prices for them. Derivatives also may expose the Fund to greater risk and increase its costs. Certain transactions in derivatives involve substantial leverage risk and may expose the Fund to potential losses that exceed the amount originally invested by the Fund. Recent legislation calls for new regulation of the derivatives markets. The extent and impact of the regulation is not yet known and may not be known for some time. New regulation may make derivatives more costly, may limit the availability of derivatives, or may otherwise adversely affect the value or performance of derivatives.
■	Dollar Rolls Risk — Dollar rolls involve the risk that the market value of the securities that the Fund is committed to buy may decline below the price of the securities the Fund has sold. These transactions may involve leverage.

■	Foreign Securities Risk — Foreign investments often involve special risks not present in U.S. investments that can increase the chances that the Fund will lose money. These risks include:
■	The Fund generally holds its foreign securities and cash in foreign banks and securities depositories, which may be recently organized or new to the foreign custody business and may be subject to only limited or no regulatory oversight.
■	Changes in foreign currency exchange rates can affect the value of the Fund’s portfolio.
■	The economies of certain foreign markets may not compare favorably with the economy of the United States with respect to such issues as growth of gross national product, reinvestment of capital, resources and balance of payments position.
■	The governments of certain countries may prohibit or impose substantial restrictions on foreign investments in their capital markets or in certain industries.
■	Many foreign governments do not supervise and regulate stock exchanges, brokers and the sale of securities to the same extent as does the United States and may not have laws to protect investors that are comparable to U.S. securities laws.
■	Settlement and clearance procedures in certain foreign markets may result in delays in payment for or delivery of securities not typically associated with settlement and clearance of U.S. investments.
■	High Portfolio Turnover Risk — The Fund may engage in active and frequent trading of its portfolio securities. High portfolio turnover (more than 100%) may result in increased transaction costs to the Fund, including brokerage commissions, dealer mark-ups and other transaction costs on the sale of the securities and on reinvestment in other securities. The sale of Fund portfolio securities may result in the realization and distribution to shareholders of higher capital gains or losses as compared to a fund with less active trading policies. These effects of higher than normal portfolio turnover may adversely affect Fund performance.
■	Interest Rate Risk — Interest rate risk is the risk that prices of bonds and other fixed-income securities will increase as interest rates fall, and decrease as interest rates rise.
■	Leverage Risk — Some transactions may give rise to a form of economic leverage. These transactions may include, among others, derivatives, and may expose the Fund to greater risk and increase its costs. The use of leverage may cause the Fund to liquidate portfolio positions when it may not be advantageous to do so to satisfy its obligations or to meet any required asset segregation requirements. Increases and decreases in the value of the Fund’s portfolio will be magnified when the Fund uses leverage.
■	Liquidity Risk — Liquidity risk exists when particular investments are difficult to purchase or sell. The Fund’s investments in illiquid securities may reduce the returns of the Fund because it may be difficult to sell the illiquid securities at an advantageous time or price. To the extent that the Fund’s principal investment strategies involve derivatives or securities with substantial market and/or credit risk, the Fund will tend to have the greatest exposure to liquidity risk. Liquid investments may become illiquid after purchase by the Fund, particularly during periods of market turmoil. Illiquid investments may be harder to value, especially in changing markets, and if the Fund is forced to sell these investments to meet redemption requests or for other cash needs, the Fund may suffer a loss. In addition, when there is illiquidity in the market for certain securities, the Fund, due to limitations on illiquid investments, may be subject to purchase and sale restrictions.
■	Market Risk and Selection Risk — Market risk is the risk that one or more markets in which the Fund invests will go down in value, including the possibility that the markets will go down sharply and unpredictably. Selection risk is the risk that the securities selected by Fund management will underperform the markets, the relevant indices or the securities selected by other funds with similar investment objectives and investment strategies. This means you may lose money.
■	Mortgage- and Asset-Backed Securities Risks — Mortgage- and asset-backed securities represent interests in “pools” of mortgages or other assets, including consumer loans or receivables held in trust. Mortgage- and asset- backed securities are subject to credit, interest rate, prepayment and extension risks. These securities also are subject to risk of default on the underlying mortgage or asset, particularly during periods of economic downturn. Small movements in interest rates (both increases and decreases) may quickly and significantly reduce the value of certain mortgage-backed securities.
■	Non-Diversification Risk — The Fund is a non-diversified fund. Because the Fund may invest in securities of a smaller number of issuers, it may be more exposed to the risks associated with and developments affecting an individual issuer than a fund that invests more widely.
■	Repurchase Agreements and Purchase and Sale Contracts Risks — If the other party to a repurchase agreement or purchase and sale contract defaults on its obligation under the agreement, the Fund may suffer delays and incur costs or lose money in exercising its rights under the agreement. If the seller fails to repurchase the security in either situation and the market value of the security declines, the Fund may lose money.
■	Reverse Repurchase Agreements Risk — Reverse repurchase agreements involve the sale of securities held by the Fund with an agreement to repurchase the securities at an agreed-upon price, date and interest payment. Reverse repurchase agreements involve the risk that the other party may fail to return the securities in a timely manner or at all. The Fund could lose money if it is unable to recover the securities and the value of the collateral held by the Fund, including the value of the investments made with cash collateral, is less than the value of the securities. These events could also trigger adverse tax consequences to the Fund.
■	Sovereign Debt Risk — Sovereign debt instruments are subject to the risk that a governmental entity may delay or refuse to pay interest or repay principal on its sovereign debt, due, for example, to cash flow problems, insufficient foreign currency reserves, political considerations, the relative size of the governmental entity’s debt position in relation to the economy or the failure to put in place economic reforms required by the International Monetary Fund or other multilateral agencies.
■	U.S. Government Issuer Risk — Treasury obligations may differ in their interest rates, maturities, times of issuance and other characteristics. Obligations of U.S. Government agencies and authorities are supported by varying degrees of credit but generally are not backed by the full faith and credit of the U.S. Government. No assurance can be given that the U.S. Government will provide financial support to its agencies and authorities if it is not obligated by law to do so.
■	When-Issued and Delayed Delivery Securities and Forward Commitments Risks — When-issued and delayed delivery securities and forward commitments involve the risk that the security the Fund buys will lose value prior to its delivery. There also is the risk that the security will not be issued or that the other party to the transaction will not meet its obligation. If this occurs, the Fund loses both the investment opportunity for the assets it set aside to pay for the security and any gain in the security’s price.
Performance Information

The information shows you how the Fund’s performance has varied year by year and provides some indication of the risks of investing in the Fund. The table compares the Fund’s performance to that of the BofA Merrill Lynch 1-3 Year Treasury Index. As with all such investments, past performance (before and after taxes) is not an indication of future results. Sales charges are not reflected in the bar chart. If they were, returns would be less than those shown. However, the table includes all applicable fees and sales charges. If the Fund’s investment manager and its affiliates had not waived or reimbursed certain Fund expenses during these periods, the Fund’s returns would have been lower. Updated information on the Fund’s performance can be obtained by phone at 800-882-0052.
ANNUAL TOTAL RETURNS
BATS Series S Portfolio
As of 12/31
During the period shown in the bar chart, the highest return for a quarter was 3.49% (quarter ended September 30, 2009) and the lowest return for a quarter was -0.14% (quarter ended September 30, 2011). The year-to-date return as of June 30, 2013 was -0.26%.
As of 12/31/12 Average Annual Total Returns	1 Year	5 Years	Since Inception (October 1, 2004)
BATS: Series S Portfolio

As of 12/31/12 Average Annual Total Returns	1 Year	5 Years	Since Inception (October 1, 2004)
Return Before Taxes	5.60%	4.99%	4.60%
Return After Taxes on Distributions	4.04%	3.45%	3.04%
Return After Taxes on Distributions and Sale of Shares	3.73%	3.39%	3.03%
BofA Merrill Lynch 1-3 Year Treasury Index (Reflects no deduction for fees, expenses or taxes)	0.43%	2.32%	2.96%

After-tax returns are calculated using the historical highest individual Federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on the investor’s tax situation and may differ from those shown, and the after-tax returns shown are not relevant to investors who hold their shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts.
Investment Manager

The Fund’s investment manager is BlackRock Advisors, LLC (“BlackRock”).
Portfolio Managers

Name	Portfolio Manager of the Fund Since	Title
Thomas Musmanno, CFA	2009	Managing Director of BlackRock, Inc.
Matthew Marra	2011	Managing Director of BlackRock, Inc.
Michael Heilbronn	2012	Director of BlackRock, Inc.

Purchase and Sale of Fund Shares

Shares of the Fund may be purchased and held only by or on behalf of separately managed account clients who have retained BlackRock Investment Management, LLC or certain of its affiliates (individually or collectively referred to as BlackRock) to manage their accounts, or who have requested that their investment adviser consider investment recommendations provided by BlackRock in connection with the management of their accounts.
Purchase and redemption orders generally are made based on instructions from BlackRock (or other investment adviser to whom BlackRock provides investment recommendations). Purchase and redemption orders are processed at the net asset value next calculated after the broker-dealer receives the order on behalf of the account each day the New York Stock Exchange (the “NYSE” or “Exchange”) is open.
BATS: Series S Portfolio
Minimum Initial Investment	There is no minimum amount for initial investments.
Minimum Additional Investment	There is no minimum amount for additional investments.

Tax Information

The Fund’s dividends and distributions may be subject to Federal income taxes and may be taxed as ordinary income or capital gains, unless you are a tax-exempt investor or are investing through a retirement plan, in which case you may be subject to Federal income tax upon withdrawal from such tax deferred arrangements.
Payments to Broker/Dealers and Other Financial Intermediaries

If you purchase shares of the Fund through a broker-dealer or other Financial Intermediary, the Fund and BlackRock Investments, LLC, the Fund’s distributor, or its affiliates may pay the intermediary for the sale of Fund shares and other services. These payments may create a conflict of interest by influencing the broker-dealer or other Financial Intermediary to recommend the Fund over another investment. Ask your individual Financial Intermediary for more information.

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SPRO-BATSS-0713